Exhibit 10.9



                             FUNDS ESCROW AGREEMENT

     This Agreement (this "AGREEMENT") is dated as of the 28th day of December 2006 among NEW CENTURY ENERGY CORP., a Colorado corporation (the "COMPANY"), Laurus Master Fund, Ltd. (the "PURCHASER"), and Loeb & Loeb LLP (the "ESCROW AGENT"):

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Purchaser has advised the Escrow Agent that (a) the Company and the Purchaser have entered into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") for the sale by the Company to the Purchaser of a secured term note (the "TERM NOTE");

     WHEREAS, the Company and the Purchaser wish to deliver to the Escrow Agent copies of the Documents (as hereafter defined) and, following the satisfaction of all closing conditions relating to the Documents, the Purchaser to deliver the Escrowed Payment (as hereafter defined), in each case, to be held and released by Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

     NOW  THEREFORE,  the  parties  agree  as  follows:

                                    ARTICLE I

                                 INTERPRETATION

     1.1.  Definitions.  Whenever  used  in  this Agreement, the following terms
           -----------
shall  have  the  meanings  set  forth  below.

          (a) "AGREEMENT" means this Agreement, as amended, modified and/or supplemented from time to time by written agreement among the parties hereto.

          (b) "DISBURSEMENT LETTER" means that certain letter delivered to the Escrow Agent by the Company, acceptable in form and substance to the Purchaser, setting forth wire instructions and amounts to be funded at the Closing.

          (c) "DOCUMENTS" means copies of the Disbursement Letter, the Securities Purchase Agreement and the Term Note.

          (d)  "ESCROWED  PAYMENT"  means  $16,210,000.

          (e) "LCM PAYMENT" means the payment to be paid to Laurus Capital Management, LLC, the fund manager, as set forth on Schedule A hereto.

     1.2.  Entire  Agreement.  This  Agreement  constitutes the entire agreement
           -----------------
among the parties hereto with respect to the arrangement with the Escrow Agent and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written with respect to the arrangement with the Escrow Agent. There are no warranties, representations and other agreements made by the parties in connection with the arrangement with the Escrow Agent except as specifically set forth in this Agreement.

     1.3.  Extended  Meanings.  In  this  Agreement words importing the singular
           ------------------
number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "PERSON" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

     1.4.  Waivers  and  Amendments.  This  Agreement  may be amended, modified,
           ------------------------
superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, in each case only by a written instrument signed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

     1.5.  Headings.  The  division  of  this Agreement into articles, sections,
           --------
subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.6.  Law Governing this Agreement; Consent to Jurisdiction. THIS AGREEMENT
           -----------------------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. With respect to any suit, action or proceeding relating to this Agreement or to the transactions contemplated hereby ("PROCEEDINGS"), each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the County of New York, State of New York and the United States District court located in the county of New York in the State of New York. Each party hereto hereby irrevocably and unconditionally
(a) waives trial by jury in any Proceeding relating to this Agreement and for any related counterclaim and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. As between the Company and the Purchaser, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, then the remainder of this Agreement shall not be affected and shall remain in full force and effect.

     1.7.  Construction.  Each  party  acknowledges  that  its  legal  counsel
           ------------
participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

                                   ARTICLE II

                APPOINTMENT OF AND DELIVERIES TO THE ESCROW AGENT

     2.1.  Appointment.  The  Company  and  the  Purchaser  hereby  irrevocably
           ------------
designate and appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent by its execution and delivery of this Agreement hereby accepts such appointment under the terms and conditions set forth herein.

     2.2.  Copies of Documents to Escrow Agent. On or about the date hereof, the
           -----------------------------------
Purchaser and the Company shall deliver to the Escrow Agent copies of the Documents executed by such parties.

     2.3.  Delivery  of  Escrowed  Payment  to  Escrow  Agent.  Following  the
           --------------------------------------------------
satisfaction of all closing conditions relating to the Documents (other than the funding of the Escrowed Payment), the Purchaser shall deliver to the Escrow Agent the Escrowed Payment. At such time, the Escrow Agent shall hold the Escrowed Payment as agent for the Company, subject to the terms and conditions of this Agreement.

     2.4.  Intention  to  Create Escrow Over the Escrowed Payment. The Purchaser
           ------------------------------------------------------
and the Company intend that the Escrowed Payment shall be held in escrow by the Escrow Agent and released from escrow by the Escrow Agent only in accordance with the terms and conditions of this Agreement.

                                   ARTICLE III

                                RELEASE OF ESCROW

     3.1.  Release  of  Escrow.  Subject  to  the provisions of Section 4.2, the
           -------------------
Escrow  Agent  shall  release  the  Escrowed  Payment  from  escrow  as follows:

          (a) Upon receipt by the Escrow Agent of (i) oral instructions from David Grin and/or Eugene Grin (each of whom is a director of the Purchaser) consenting to the release of the Escrowed Payment from escrow in accordance with the Disbursement Letter following the Escrow Agent's receipt of the Escrowed Payment, (ii) the Disbursement Letter, and (iii) the Escrowed Payment, the Escrowed Payment shall promptly be disbursed in accordance with the Disbursement Letter. The Disbursement Letter shall include, without limitation, Escrow Agent's authorization to retain from the Escrowed Payment Escrow Agent's fee for acting as Escrow Agent hereunder and the LCM Payment for delivery to Laurus Capital Management, LLC in accordance with the Disbursement Letter.

          (b) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "COURT ORDER") relating to the Escrowed Payment, the Escrow Agent shall remit the Escrowed Payment in accordance with the Court Order. Any Court

     Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order is a court of competent jurisdiction and that the Court Order is final and non-appealable.

     3.2.  Acknowledgement  of  Company and Purchaser; Disputes. The Company and
           -----------------------------------------------------
the Purchaser acknowledge that the only terms and conditions upon which the Escrowed Payment are to be released from escrow are as set forth in Sections 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Escrowed Payment. Any dispute with respect to the release of the Escrowed Payment shall be resolved pursuant to Section 4.2 or by written agreement between the Company and Purchaser.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

4.1.     Duties  and  Responsibilities  of the Escrow Agent.  The Escrow Agent's
         --------------------------------------------------
duties and responsibilities shall be subject to the following terms and conditions:

          (a) The Purchaser and the Company acknowledge and agree that the Escrow Agent (i) shall not be required to inquire into whether the Purchaser, the Company or any other party is entitled to receipt of any Document or all or any portion of the Escrowed Payment; (ii) shall not be called upon to construe or review any Document or any other document, instrument or agreement entered into in connection therewith; (iii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof;
     (v) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (vi) shall not be responsible for the identity, authority or rights of any person, firm or company executing or delivering or purporting to execute or deliver this Agreement or any Document or any funds deposited hereunder or any endorsement thereon or assignment thereof; (vii) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (viii) may consult counsel satisfactory to Escrow Agent (including, without limitation, Loeb & Loeb, LLP or such other counsel of Escrow Agent's choosing), the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

          (b) The Purchaser and the Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Purchaser and the Company hereby, jointly and severally, indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives from and against any and all actions taken or omitted to be taken by Escrow Agent or any of them hereunder and any and all claims, losses, liabilities, costs, damages and expenses suffered and/or incurred by the Escrow Agent arising in any manner whatsoever out of the transactions contemplated by this Agreement and/or any transaction related in any way hereto, including the fees of outside counsel and other costs and expenses of defending itself against any claims, losses, liabilities, costs, damages and expenses arising in any manner whatsoever out the transactions contemplated by this Agreement and/or any transaction related in any way hereto, except for such claims, losses, liabilities, costs, damages and expenses incurred by reason of the Escrow Agent's gross negligence or willful misconduct. The Escrow Agent shall owe a duty only to the Purchaser and the Company under this Agreement and to no other person.

          (c) The Purchaser and the Company shall jointly and severally reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent's choosing) incurred in connection with the performance of its duties and responsibilities hereunder, which shall not (subject to Section 4.1(b)) exceed $3,000.

          (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) business days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a joint instruction authorizing delivery of the Documents and the Escrowed Payment to a substitute Escrow Agent selected by the Purchaser and the Company. If no successor Escrow Agent is named by the Purchaser and the Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and deposit the Documents and the Escrowed Payment with the clerk of any such court, and/or otherwise commence an interpleader or similar action for a determination of where to deposit the same.

          (e) The Escrow Agent does not have and will not have any interest in the Documents and the Escrowed Payment, but is serving only as escrow agent, having only possession thereof.

          (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be Loeb & Loeb, LLP or such other counsel of the Escrow Agent's choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except to the extent any such liability arose from its own willful misconduct or gross negligence.

          (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

          (h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Documents and the Escrowed Payment, in any other dispute between the Purchaser and the Company, whether or not the Escrow Agent is then holding the Documents and/or the Escrowed Payment and continues to act as the Escrow Agent hereunder.

          (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     4.2.  Dispute  Resolution;  Judgments. Resolution of disputes arising under
           -------------------------------
this  Agreement  shall  be  subject  to  the  following  terms  and  conditions:

          (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Documents and/or the Escrowed Payment, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Documents and the Escrowed Payment pending receipt of a joint instruction from the Purchaser and the Company, (ii) commence an interpleader or similar action, suit or proceeding for the resolution of any such dispute; and/or (iii) deposit the Documents and the Escrowed Payment with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Documents and the Escrowed Payment. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel which such counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent's choosing.

          (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and the Company or to any other person, firm, company or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

     5.1.  Termination.  This  escrow  shall  terminate upon disbursement of the
           -----------
Escrowed Payment in accordance with the terms of this Agreement or earlier upon the agreement in writing of the Purchaser and the Company or resignation of the Escrow Agent in accordance with the terms hereof.

     5.2.  Notices.  All  notices,  requests,  demands  and other communications
           -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

          (a)  If to the Company, to:     New Century Energy Corp.
                                          5851 San Felipe, Suite 775
                                          Houston, TX 77057
                                          Attention:  Chief Financial Officer
                                          Facsimile:  713-255-4358

               With a copy to:            David M. Loev, Esq.
                                          6300 West Loop South
                                          Suite 280
                                          Bellaire, Texas 77401
                                          Facsimile:     713-524-4122

          (b)  If to the  Purchaser, to:  Laurus  Master  Fund,  Ltd.
                                          M&C Corporate Services Limited,
                                          P.O. Box 309 GT, Ugland House
                                          South Church Street, George Town
                                          Grand Cayman, Cayman Islands
                                          Fax:     345-949-8080
                                          Attention:     John Tucker, Esq.

           (c)  If to the Escrow Agent, to: Loeb  &  Loeb  LLP
                                            345 Park Avenue
                                            New York, New York 10154
                                            Fax:     (212) 407-4990
                                            Attention:   Scott J. Giordano, Esq.

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

     5.3.  Interest.  The  Escrowed  Payment  shall  not  be held in an interest
           --------
bearing  account  nor  will  interest  be  payable  in  connection  therewith.

     5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or
          -----------------------------
obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     5.5.  Invalidity.  In  the  event  that  any  one or more of the provisions
           ----------
contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.6.  Counterparts/Execution.  This Agreement may be executed in any number
           ----------------------
of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement. This Agreement may be executed by facsimile transmission.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                     COMPANY:

                                     NEW CENTURY ENERGY CORP.


                                     By: /s/ Edward R. DeStefano
                                        ------------------------
                                         Name: Edward R. DeStefano
                                         Title: President

                                     PURCHASER:

                                     LAURUS MASTER FUND, LTD.


                                     By: /s/ Eugene Grin
                                        -----------------------
                                         Name: Eugene Grin
                                         Title: Director

                                     ESCROW AGENT:

                                     LOEB & LOEB LLP


                                     By: /s/ Scott J. Giordano
                                        -----------------------
                                         Name: Scott J. Giordano
                                         Title: Partner

                      SCHEDULE A TO FUNDS ESCROW AGREEMENT

PURCHASER                                  PRINCIPAL  NOTE  AMOUNT

LAURUS  MASTER  FUND,  LTD.,               Term  Note  in an aggregate principal
M&C  Corporate  Services  Limited,         amount  of  $16,210,000.
P.O.  Box  309  GT,
Ugland  House,  South  Church  Street,
George  Town,  Grand  Cayman,  Cayman  Islands
Fax:  345-949-8080

TOTAL                                      $16,210,000



FUND MANAGER                               LCM PAYMENT

LAURUS CAPITAL MANAGEMENT, L.L.C.          Payment  payable  in  connection
825 Third Avenue, 14th Floor               with  investment  by  Laurus Master
New York, New York 10022                   Fund, Ltd. for which Laurus Capital
Fax: 212-541-4434                          Management,  L.L.C. is the Manager.

TOTAL                                      $210,000